Exhibit 99.1


                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


In re                               )       Chapter 11
                                    )
THE NEW POWER COMPANY et al.,       )       Jointly Administered
                                    )       Case Nos. 02-10835 through 02-10837
          Debtors.                  )
____________________________________)       Judge W. Homer Drake, Jr.


                         JOINT MOTION OF EXAMINER AND
                      NEWPOWER FOR APPROVAL OF SETTLEMENT

         Pursuant to Bankruptcy Rule 9019(a) and Section 105 of the Bankruptcy Code, Rufus T. Dorsey, IV, Court-approved Examiner for the Debtors NewPower Holdings, Inc. and TNPC Holdings, Inc. (the "Examiner"), and NewPower Holdings, Inc. ("Holdings"), TNPC Holdings, Inc. ("TNPC") and The New Power Company (together with Holdings and TNPC, "NewPower") jointly move the Court to approve the settlement agreement by and among the Examiner, NewPower and Enron Corp., Enron North America Corp., Enron Energy Services, Inc., Enron Power Marketing, Inc., Enron Energy Services, LLC , Cortez Energy Services, LLC, McGarret I, LLC, McGarret II, LLC, McGarret III, LLC, and EES Warrant Trust (collectively, "Enron"). The proposed settlement is fair and reasonable and in the best interest of NewPower's estate. In support of their joint motion, the Examiner and NewPower collectively show the Court as follows:

                                  Background

         1. On June 11, 2002 (the "Petition Date"), NewPower filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "NewPower Case"). Following the Petition Date, NewPower continued in possession of their respective properties and continued to


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operate and manage their respective business as debtors in possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

         2. On December 2, 2002, the United States Trustee filed a motion, pursuant to 11 U.S.C. ss.ss. 11004(c), seeking the appointment of an examiner for Holdings and TNPC.

         3. By Order entered January 13, 2002 (the "Examiner Order"), the Court granted the Trustee's motion and directed the appointment of an examiner. By Order entered January 15, 2003, the Court approved the appointment of the Examiner.

         4. Pursuant to the Consent Order Amending and Clarifying Examiner entered March 12, 2003 (together with the Examiner Order, the "Examiner Orders"), the Court amended and clarified the Examiner Order.

         5. The Examiner Orders authorize the Examiner, among other things, to investigate and take any appropriate action with respect to whether Enron's claim against NewPower should be recharacterized as equity and whether the equity interests asserted by Enron in Holdings are valid. The Examiner Orders further authorize the Examiner to object to allowance of such claim and equity interests and to negotiate a settlement of any such objection.

            Enron Claims Against and Equity Interests in NewPower

         6. Prior to the Petition Date, NewPower and Enron entered into a series of agreements (as amended, the "Commodities Contracts"), pursuant to which NewPower purchased energy supplies from Enron.

         7. Also prior to the Petition Date, Holdings issued shares of its stock and warrants to Enron (the "Enron Equity Interests"), in connection with a private placement conducted on January 6, 2000.


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         8. The Enron Equity Interests presently consist of 31,666,800 shares of Holdings common stock and 24,117,800 warrants for the purchase of Holdings common stock, collectively representing approximately 43.8% of the total outstanding equity ownership of Holdings.

         9. Beginning on December 2, 2001, Enron Corp. and certain of its affiliated entities filed voluntary petitions for relief pursuant to Chapter 11 of Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Enron Bankruptcy Court"), jointly administered as Case No. 01-16034 (AJG) (the "Enron Case").

         10. After the filing of the Enron Case, Enron and NewPower negotiated a resolution of disputes arising under the Commodities Contracts (the "First NewPower Settlement"), pursuant to which Enron foreclosed on cash collateral NewPower had given to Enron to secure NewPower's obligations under the Commodities Contracts in the amount of approximately $70,000,000 and NewPower gave Enron a secured promissory note in the principal amount of $28,000,000 (the "Secured Note") in payment of Enron's secured claims.

         11. On March 1, 2002, Enron filed a motion in the Enron Case (the "NewPower Settlement Motion"), pursuant to Rule 9019 of the Bankruptcy Rules, seeking approval of the First NewPower Settlement. On March 28, 2002, the Enron Bankruptcy Court entered an order (the "First NewPower Settlement Order"), approving the First NewPower Settlement.

         12. After the filing of the NewPower Case on June 11, 2002, Enron filed proofs of claim in the NewPower Case, asserting secured claims in excess of $28,000,000 for the outstanding principal and interest due and owing on the Secured Note pursuant to the First NewPower Settlement, plus attorneys' fees and expenses (collectively, the "Enron Claims").

         13. On or about November 1, 2002, NewPower advised Enron that neither NewPower nor the statutory committee of unsecured creditors appointed in the NewPower Case (the "NewPower



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Committee") would object to the Enron Claims, and, on or about November 5,
2002, NewPower paid to Enron $28,485,958.30, the principal and accrued interest under the Secured Note, pursuant to the terms and conditions of a cash collateral order entered in the NewPower Case.

         14. NewPower and the NewPower Committee, however, filed objections with this Court to Enron's claim for attorneys' fees and costs. On or about January 15, 2003, NewPower, Enron, and the NewPower Committee entered into a settlement, pursuant to which NewPower agreed to pay $137,000 in attorney's fees and costs to Enron, and Enron agreed to withdraw the Enron Claims (the "Second NewPower Settlement").

         15. On February 12, 2003, with respect to The New Power Company, and on August 15, 2003, with respect to Holdings and TNPC, this Court entered orders confirming the Second Amended Chapter 11 Plans of NewPower.

         16. On February 14, 2003, this Court issued an order (the "Second NewPower Settlement Order") approving the Second NewPower Settlement.

         17. On July 15, 2004, the Enron Bankruptcy Court entered an order confirming the Supplemental Modified Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated July 2, 2004 (the "Enron Plan").

         18. On September 17, 2004, this Court entered an order (the "Interim Distribution Order") (i) authorizing NewPower to make interim distributions to certain holders of equity interests in the NewPower Case and (ii) directing NewPower to establish an interest-bearing account, entitled "Reserve for Shareholder Distributions", into which NewPower deposited, among other funds, $30,806,204 on account of the Enron Equity Interests (the "Enron Reserve").

         19. On September 24, 2004, the Examiner commenced an adversary proceeding against Enron in the Enron Bankruptcy Court, styled as Rufus T. Dorsey, IV, Examiner for NewPower

Holdings, Inc. and TNPC Holdings, Inc. v. Enron Corp., et al., Adv.
Pro. No. 04-04303 (the "Adversary Proceeding"), seeking to recharacterize as equity in Holdings the indebtedness evidenced by the Secured Note and to equitably subordinate all of the equity interests in Holdings held or asserted by Enron.

         20. On March 29, 2005, the Examiner filed an objection in this Court to the allowance of the Enron Equity Interests (the "Objection").

         21. In response to the Objection, Enron filed a motion (the "Sanctions Motion") in the Enron Bankruptcy Court, alleging that, in filing the Objection, the Examiner and his counsel had violated the automatic stay and the Enron Plan injunction, and seeking sanctions against the Examiner and his counsel.

         22. The Enron Bankruptcy Court and this Court subsequently entered orders referring Enron and the Examiner to mediation and staying the Adversary Proceeding, the Objection, and the Sanctions Motion pending completion of the mediation.

                             Proposed Settlement

         23. Subject to Court approval, the Examiner, NewPower and Enron have reached a compromise of the Adversary Proceeding, the Objection, and the Sanctions Motion. The terms of the proposed settlement are set forth in a Settlement Agreement, a copy of which is attached hereto as Exhibit A.

         24. The terms of the settlement proposed among the Examiner, NewPower and Enron are summarized as follows (all capitalized terms, if not otherwise defined herein, shall have the meanings ascribed to such terms in the Settlement Agreement):

             (a) The Enron Claims and Enron Equity Interests shall be fully and finally Allowed;


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             (b) The first $5,725,000 of the Enron Reserve shall be retained by Holdings' estate for pro rata distribution to all holders of allowed equity interests in Holdings other than Enron, and Enron waives all rights to receive this amount;

             (c) NewPower shall transfer to Enron the Enron Reserve Distribution on the Effective Date;

             (d) On or before December 14, 2006, NewPower shall make a distribution of the balance of the NewPower Money Market Account to all holders of allowed equity interests, including Enron, less an amount determined by NewPower, in its sole and absolute discretion, to be held in reserve sufficient to pay any reasonable expenses incurred or to be incurred in the NewPower Case and any amounts allocable to the equity interests asserted by Lou Pai and Lanna Pai;

             (e) The Adversary Proceeding will be dismissed with prejudice, and the Objection and the Sanctions Motion will be withdrawn; and

             (f) The parties will execute mutual releases.

                             Settlement Standards

         25. The Examiner and NewPower request the Court to approve the settlement and transactions contemplated by the Settlement Agreement pursuant to Bankruptcy Rule 9019 and applicable law.

         26. Under Bankruptcy Rule 9019, the Court has discretionary authority to approve a compromise of a controversy or dispute. See Protective Comm. for Independent Stockholders of TMT Trailer Ferry, Inc. v. Anderson, 390 U.S. 414, 424 (1968); Continental Airlines, Inc. v. Air Line Pilots' Ass'n Int'l. (In re Continental Airlines, Inc.), 907 F.2d 1500, 1508 (5th Cir. 1990). Whether to approve a proposed compromise is a matter within the sound discretion of the


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bankruptcy court, and pretrial settlements are favored by the courts. See
Matter of Munford, Inc., 97 F.3d 449,455 (11th Cir. 1996); Matter of AWECO, Inc., 725 F.2d 293 (5th Cir. 1984); In re Grot, 291 B.R. 204, 208 (Bankr. M.D.
Ga. 2003). Bankruptcy settlements are a "normal part of the bankruptcy process" and "desirable and wise methods of bringing to a close proceedings otherwise lengthy, complicated, and costly." TMT Trailer, 390 U.S. at 424.

         27. According to the Eleventh Circuit, in deciding whether to approve a proposed settlement, a bankruptcy court should evaluate the following:

             (a) the probability of success in litigation, with due consideration for the uncertainty of the facts and the law;

             (b) the difficulties, if any, to be encountered in collecting on a judgment;

             (c) the complexity and likely duration of the litigation and any attendant expense, inconvenience, and delay; and

             (d) the paramount interest of the creditors and a proper deference to their reasonable views.

See In re Justice Oaks II, Ltd., 898 F.2d 1544, 1549 (11th Cir. 1990).

         28. Whether a proposed settlement is a product of an arms-length negotiation is a factor bearing on the wisdom of the compromise. Matter of Cajun Elec. Power Coop. Inc., 119 F.3d 349, 356 (5th Cir. 1995); Matter of Foster Mortgage Corp., 68 F.3d 914, 918 (5th Cir. 1995). Additionally, whether the settlement is in the best interest of the estate is an important consideration. See, e.g., Matter of Cajun Elec., 119 F.3d at 356. Generally, the role of the bankruptcy court, when evaluating a proposed settlement, is not to decide the issues in dispute by conducting a mini-trial. Instead, the bankruptcy court should determine whether the settlement is fair and equitable as a whole. See, e.g, Matter of Cajun Elec., 119 F.3d at 355-56; In re Joiner, 319 B.R. 903, 907 (Bankr.


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M.D. Ga. 2004); Grot, 291 B.R. at 208. In addition, "[i]t must be remembered that the evaluation of any lawsuit is quite problematic and calls for a significant degree of speculation." Texas Extrusion Corp. v. Lockheed Corp. (In re Texas Extrusion Corp.), 844 F.2d 1142, 1159 (5th Cir. 1988).

         29. The Examiner and NewPower submit that proposed settlement among the Examiner, NewPower and Enron is in the best interest of NewPower, its estates, and all parties in interest. The settlement is a product of extensive arms-length negotiations among the parties.

         30. The legal and factual issues involved in the disputes between Enron and the Examiner regarding the possible recharacterization of the Enron Claims and the allowance and possible equitable subordination of the Enron Equity Interests are complicated and uncertain in many respects. In absence of a settlement, litigation between the Examiner and Enron would be lengthy and expensive. The litigation would take place in both this Court and the Enron Bankruptcy Court, and the outcome is uncertain. Regardless of whether the Examiner or Enron were to prevail at trial, the losing party would most likely take an appeal to the district court and possibly beyond. Several of the Examiner's theories of recovery and Enron's defenses are based on fact-intensive analyses and unsettled areas of law. The proposed settlement among the Examiner, Enron and NewPower removes the uncertainty and delay regarding the potential litigation between the Examiner and Enron and eliminates the substantial costs of litigation.

         31. Enron has approved and executed the Settlement Agreement, subject to approval of this Court and the Enron Bankruptcy Court. Enron has agreed to promptly seek approval of the Settlement Agreement from the Enron Bankruptcy Court.


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                                  Conclusion

         For all the foregoing reasons, the Examiner and NewPower request that: (a) the proposed settlement be approved by the Court as fair and reasonable and in the best interest of NewPower and its estate; and (b) the Court grant the Examiner and NewPower such other relief as the Court deems appropriate.

         Respectfully submitted, this _____ day of October, 2006.


                                       /s/Rufus T. Dorsey, IV
                                       RUFUS T. DORSEY, IV
                                       Examiner for NewPower Holdings, Inc. and
                                       TNPC Holdings, Inc.


                                       PARKER, HUDSON, RAINER & DOBBS LLP


                                       By: /s/ Jack C. Basham, Jr.
                                           -----------------------
1500 Marquis Two Tower                     Jack C. Basham, Jr.
285 Peachtree Center Avenue, N.E.          Georgia Bar No. 041029
Atlanta, Georgia  30303
(404)523-5300 Attorneys for Rufus T. Dorsey, IV, Examiner for NewPower Holdings, Inc. and TNPC Holdings, Inc.

                                       SIDLEY AUSTIN LLP


                                       By:/s/ Geoffrey T. Raicht
                                          ----------------------
                                          Geoffrey T. Raicht
                                          New York Bar No. 2916203
787 Seventh Avenue
New York, New York  10019              Attorneys for The New Power Company,
(212) 839-5300                         NewPower Holdings, Inc. and TNPC
                                       Holdings, Inc.